SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         /X/    Preliminary proxy statement
         / /    Definitive proxy statement
         / /    Definitive additional materials
         / /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14(a)-12


                                  E-Z-EM, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


                                DENNIS J. CURTIN
--------------------------------------------------------------------------------
                   (Name of Person(s) filing Proxy Statement)


         Payment of filing fee (check the appropriate box):

         /X/     $125 per  Exchange  Act Rule  0-11(c)(1)(ii),  14a-6(i)(1),  or
                 14a-6(j)(2).

         / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:1

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         (4)      Proposed maximum aggregate value of transaction:

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-----------------------
      1Set forth the amount on which the filing fee is calculated and state how it was determined.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:


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         (2)  Form, schedule or registration statement no.:


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         (3)  Filing party:


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         (4)  Date filed:


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                                       -2-

                           PRELIMINARY PROXY MATERIAL

                                  E-Z-EM, INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 12, 1995
                                 --------------

To the Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of E-Z-EM, INC., a Delaware Corporation (the "Company"), will be held at the Milleridge Inn in Jericho, New York, on Thursday, October 12, 1995, at 11:00 a.m., Local Time, for the following purposes:

         1. To elect three Class II directors, each to serve for a term of three years and to elect one Class I director, to serve for a term of two years;

         2. To approve an amendment to the Company's Restated Certificate of Incorporation to (i) decrease the number of authorized shares of Class A Common Stock, $.10 par value, of the Company from 12,000,000 shares to 6,000,000 shares and (ii) increase the number of authorized shares of Class B Common Stock, $.10 par value, of the Company, from 6,000,000 shares to 10,000,000 shares;

         3. To amend the  Company's  1983 Stock Option Plan (the "1983 Plan") to
    (i) extend the term of the 1983 Plan; (ii) approve an increase in the number of authorized shares reserved for issuance pursuant to the 1983 Plan from 1,500,000 shares of Common Stock to 1,600,000 shares of Common Stock; and
    (iii) provide that no recipient of options may be granted options in excess of twenty-five percent (25%) of the maximum number of shares intended to be issued under the 1983 Plan (as specified in the 1983 Plan);

         4. To amend the Company's 1984 Directors and Consultants Stock Option Plan (the "1984 Plan") to (i) extend the term of the 1984 Plan; (ii) approve an increase in the number of authorized shares reserved for issuance pursuant to the 1984 Plan, from 300,000 shares of Common Stock to 400,000 shares of Common Stock; and (iii) provide that no recipient of options may be granted options in excess of twenty-five (25%) of the maximum number of shares intended to be issued under the 1984 Plan (as specified in the 1984
    Plan);

         5. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 1, 1996; and

         6. To transact such other business as may properly come before the Meeting.

    The Board of Directors has fixed the close of business on August 29, 1995 as the record date (the "Record Date") for the Meeting. Only stockholders of record of the Company's Class A Common Stock, $0.10 par value, on the Company's stock transfer books on the close of business on that date are entitled to vote at the Meeting.

                                              By Order of the Board of Directors


                                              W. PHILIP VAN KIRK
                                              Secretary


Westbury, New York
Dated: September 12, 1995

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    Stockholders are invited to lunch immediately following the meeting. If you wish to attend, please check the appropriate box on the enclosed proxy and return it in the enclosed envelope.

                          PRELIMINARY PROXY STATEMENT

                                  E-Z-EM, INC.
                                 717 MAIN STREET
                          WESTBURY, NEW YORK 11590-5021
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 12, 1995
                                ----------------

                                  INTRODUCTION

    This Proxy Statement is being furnished to stockholders by the Board of Directors of E-Z-EM, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying proxy (each a "Proxy" and collectively, the "Proxies") for use at the 1995 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Milleridge Inn in Jericho, New York, on Thursday, October 12, 1995, at 11:00 a.m., or at any adjournment thereof.

    The principal executive offices of the Company are located at 717 Main Street, Westbury, New York 11590-5021. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is September 12, 1995.

                        RECORD DATE AND VOTING SECURITIES

    As of the close of business on August 29, 1995, the record date (the "Record Date"), there were 4,032,532 outstanding shares of the Company's Class A Common Stock, $0.10 par value (the "Class A Common Stock"). Holders of the Class A Common Stock have one vote per share on each matter to be acted upon. Only stockholders (the "Stockholders") of Class A Common Stock of record at the close of business on the Record Date for the Meeting, will be entitled to vote at the Meeting and at any adjournment thereof. A majority of the outstanding shares of Class A Common Stock present in person or by proxy is required to constitute a quorum at the Meeting.

    Additionally, the Company had 4,785,812 shares of Class B Common Stock, $0.10 par value (the "Class B Common Stock" and collectively with the Class A Common Stock, the "Common Stock") outstanding as of the Record Date. Shares of Class B Common Stock are non-voting shares.

                                VOTING OF PROXIES

    Shares of Class A Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Class A Common Stock represented thereby will be voted: (i) for the election as Directors of the persons who have been nominated by the Board of Directors; (ii) for the proposed amendments to the Company's Restated Certificate of Incorporation to (a) decrease the number of authorized shares of Class A Common Stock, and (b) increase the number of authorized shares of Class B Common Stock; (iii) for the amendments to the Company's 1983 Stock Option Plan (the "1983 Plan") which (a) extend the term of the 1983 Plan; (b) increase the number of shares reserved for issuance pursuant to the 1983 Plan; and (c) provide that no recipient of options may be granted options in excess of twenty-five percent of the maximum number of shares intended to be issued under the 1983 Plan; (iv) for the amendments to the Company's 1984 Directors and Consultants Stock Option Plan (the "1984 Plan") which (a) extend the term of the 1984 Plan; (b) increase the number of shares reserved for issuance pursuant to the 1984 Plan; and (c) provide that no recipient of options may be granted options in excess of twenty-five percent of the maximum number of shares intended to be issued under the 1984 Plan; (v) for the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 1, 1996 (the "1996 Fiscal Year"); and (vi) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

    The execution of a Proxy will in no way affect a Stockholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a Stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented before the Meeting, or if the Stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Class A Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                               SECURITY OWNERSHIP

    The following table sets forth information, as of August 29, 1995, as to the beneficial ownership of the Company's voting Class A and non-voting Class B Common Stock, by (i) each person known by the Company to own beneficially more than five percent of the Company's voting Class A Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executive Officers, and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of all 5% stockholders named below is: c/o E-Z-EM, Inc., 717 Main Street Westbury, New York 11590-5021.



                                                                   Class A                                         Class B
                                                        ---------------------------------             ------------------------------

                                                           Shares                                        Shares
                                                        Beneficially          Percent                 Beneficially          Percent
Name of Beneficial Owner                                  Owned(1)            of Class                  Owned(3)            of Class
-----------------------------------------               -------------       -------------           -----------------     ----------
Howard S. Stern, ...................                      956,412                23.6                  1,133,985             21.7
Chairman of the Board, Director

Betty S. Meyers ....................                      928,806                22.9                  1,110,099             21.3
and Phillip H. Meyers, M.D.,
Senior Vice President, Director
410 Emerald Street
New Orleans, LA 70124

Irwin H. Nadel, ....................                      309,585(2)              7.6                    334,354(3)           6.4
Director
35 Quail Run Circle
Fairfield, CT 06430

Daniel R. Martin, ..................                       22,000                 *                      108,297              2.1
President, Chief Executive
Officer, Director

Arthur L. Zimmet,...........................               28,750                 *                       60,079              1.2
Senior Vice President

Robert M. Topol,............................               26,000                 *                       27,588              *
Director

Donald A. Meyer,............................               20,179                 *                       27,455              *
Director

George P. Carden,...........................                6,725                 *                       28,339              *
Senior Vice President and
General Manager

James L. Katz,..............................                3,025                 *                       21,118              *
Director




                                                                   Class A                                         Class B
                                                        ---------------------------------             ------------------------------

                                                           Shares                                        Shares
                                                        Beneficially          Percent                 Beneficially          Percent
Name of Beneficial Owner                                  Owned(1)            of Class                  Owned(3)            of Class
-----------------------------------------               -------------       -------------           -----------------     ----------

Dennis J. Curtin,...........................                1,802                *                       23,130             *
Vice President

Paul S. Echenberg,..........................                3,000                *                       20,091             *
Chairman of the Board of E-Z-EM
Canada Inc., Director

Michael A. Davis, M.D.,.....................                 None                *                       18,750             *
Medical Director, Director

Wellington Management Company
75 State Street
Boston, MA 02109............................              219,258                5.4                    259,917             5.0

All directors and executive
officers as a group (22
persons)....................................            2,307,316(2)            56.8                  3,058,718(2)         58.6


-----------

*   Does not exceed 1%.

(1) Includes Class A Common Stock shares issuable upon exercise of options currently exercisable or exercisable within 60 days from the Record Date as follows: Irwin H. Nadel (2,500), Daniel R. Martin (15,000), Robert M. Topol (2,500), Donald A. Meyer (2,500), James L. Katz (2,500) and Paul S. Echenberg (2,500).

(2) The Class A and Class B Common Stock include 282,585 shares and 300,811 shares, respectively, held as Trustee under the Trusts for the benefit of Seth Frederick Stern and Rachel Beth Stern, and as to which the Trustee disclaims beneficial ownership, even though the Trustee has the power to vote and dispose of such shares.

(3) Includes Class B Common Stock shares issuable upon exercise of options currently exercisable or exercisable within 60 days from the Record Date as follows: Howard S. Stern (35,000), Phillip H. Meyers, M.D. (15,000), Irwin
    H. Nadel (4,500), Daniel R. Martin (100,000), Arthur L. Zimmet (26,000), Robert M. Topol (4,500), Donald A. Meyer (4,500), George P. Carden (20,500), James L. Katz (19,500), Dennis J. Curtin (21,000), Paul S. Echenberg (19,500), and Michael A. Davis, M.D. (18,750).

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

    The Company's Board of Directors comprises nine Directors. The Board is classified into three classes, each of which has a staggered three year term.

    At the Meeting, the Stockholders will elect three Class II directors each of whom will hold office until the Annual Meeting of Stockholders to be held in 1998 and until their successors are duly elected and qualified. The Stockholders will also elect one

Class I director who will hold office until the 1997 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The two Class I directors and three Class III directors who are not up for election at the Meeting will continue in office during the terms indicated below. Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below (the "Nominees") as directors of the Company. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Abstentions from voting and broker non-votes on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors. All Nominees are currently directors of the Company.

    The terms of the current Class II directors and of Michael A. Davis, M.D., a Class I director who became a Director in July 1995 expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the Nominees will be unable or unwilling to serve as a director, if elected. Should any of the Nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of the Nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:

NOMINEES TO CLASS II OF THE BOARD OF DIRECTORS:

                                                                                                          First
                                                                                                           Year
                                                                                                          Became
    Name                                       Principal Occupation                     Age              Director
------------------------------           ------------------------------------          ------            --------

Paul S. Echenberg                          General Partner and Director                  51                 1987
                                           of Eckvest Equity Inc.

Donald A. Meyer                            Executive Director of the                     61                 1968
                                           Western States Arts
                                           Federation

Robert M. Topol                            Private Investor                              70                 1982


    PAUL S. ECHENBERG, age 51, has been a Director of the Company since 1987 and has served as Chairman of the Board of E-Z-EM Canada Inc., a wholly-owned subsidiary of the Company, since 1994. He is a founder and has been a general partner and director of Eckvest Equity Inc. (personal investment and consulting services) since 1989. He was also a founder and had been a senior partner of BDE Capital Partners (investment banking partnership) from 1992 to 1994. He is also a director of Lallemand Inc., ISG Technologies, Inc., LDI Research Co., Inc., LDI Marketing Co., Inc., Canstar Sports Inc., Benvest Capital

Inc. and Colliers MacAuley Nicholl. The Company has an investment in ISG Technologies, Inc.

    DONALD A. MEYER, age 61, has been a Director of the Company since 1968. He has been the Executive Director of the Western States Arts Federation, Santa Fe, New Mexico, which provides and develops regional arts programs, since 1990.

    ROBERT M. TOPOL, age 70, has been a Director of the Company since 1982. Prior to his retirement in 1994, he served as an Executive Vice President of Smith Barney, Inc. (financial services), for more than five years. He is also a director of First American Health Concepts, Fund for the Aging, City Meals on Wheels, American Health Foundation, State University of New York - Purchase and Group One Ltd.

NOMINEE TO CLASS I OF THE BOARD OF DIRECTORS


                                                                                                          First
                                                                                                           Year
                                                                                                          Became
    Name                                       Principal Occupation                     Age              Director
------------------------------           ------------------------------------          ------            --------
Michael A. Davis, M.D.                         Professor of Radiology                    54                 1995
                                               and Nuclear Medicine,
                                               University of
                                               Massachusetts Medical

    MICHAEL A. DAVIS, M.D., age 54, has served asnDirector of the Company since July, 1995, and previously served as Medical Director from 1994 to July 1995 and as Associate Medical Director from 1988 to 1993. He has been Professor of Radiology and Nuclear Medicine and Director of the Division of Radiologic Research, University of Massachusetts Medical Center since 1980.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

    The following Class I and Class III Directors will continue on the Board of Directors for the terms indicated:

CLASS I DIRECTORS CONTINUING ON THE BOARD
(TERM EXPIRING IN 1997):

    JAMES L. KATZ CPA, JD, age 59, has been a Director of the Company since 1983. He is the founder and has been a principal of CKR Group, Ltd. (investment banking) since its organization in August 1995. Previously, he had been the co-owner and President of Ever Ready Thermometer Co., Inc. from its acquisition in 1985 until its sale in November 1994. From 1971 until 1980 and from 1983 until 1985, he held various executive positions with Baxter International and subsidiaries of Baxter International, including that of Chief Financial Officer of Baxter. He is also a director of Intec, Inc. and Binax.

    DANIEL R. MARTIN, age 58, has served as President, Chief Executive Officer and Director since 1994 and previously served as President, Chief Operating Officer and Director from 1990 to 1993.

CLASS III DIRECTORS CONTINUING ON THE BOARD
(TERM EXPIRING IN 1996):

    PHILLIP H. MEYERS, M.D., age 62, co-founder of the Company, has served as Senior Vice President -- Strategic Scientific Opportunities and Director since 1994, and previously served as the Medical Director, Senior Vice President and Director of the Company since its formation in 1962. From 1955 until his retirement in December 1994, Dr. Meyers was a radiologist whose medical practice was limited to X-ray diagnosis and ultrasonography.

    IRWIN H. NADEL, age 75, has been a Director of the Company since 1972. He is a Certified Public Accountant, member of both the New York Bar and the Connecticut Bar and has been a principal of Irwin H. Nadel & Company, Fairfield, Connecticut, since 1960, which provides management consulting services to the Company as Trustee of its 401(k) Plan.

    HOWARD S. STERN, age 64, co-founder of the Company, has served as Chairman of the Board and Director of the Company since its formation in 1962. Prior to 1994, Mr. Stern also served as Chief Executive Officer, and prior to 1990, he served as President of the Company since its formation.


                                    MEETINGS

    The Board of Directors held four regular meetings and one special meeting by conference call during the fiscal year ended June 3, 1995 (the "1995 Fiscal Year"). From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

    The Company has a standing Executive Committee, Audit Committee, Nominating Committee, Compensation Committee and Finance Committee.

    The Executive Committee held two meetings during the 1995 Fiscal Year. The Executive Committee has the power and authority to act on behalf of the Board during intervals between regularly scheduled Board meetings. The members of the Executive Committee are Messrs. Stern, Meyers, Martin, Echenberg, Katz and Topol.

    The Audit Committee recommends to the Board the selection of independent accountants and reviews the scope and results of the annual audit. The members of the Audit Committee are Messrs. Katz, Topol and Nadel.

    The Nominating Committee recommends to the Board nominees for election to the Board. The members of the Nominating Committee are Messrs. Meyers, Meyer and Topol.

    The Compensation Committee determines the compensation for the President and the Chief Executive Officer. In addition, the Compensation Committee also sets the policies and parameters of the Company's Executive compensation programs and awards thereunder. The members of the Compensation Committee are Messrs. Stern and Meyer.

    The Board of Directors created a Finance Committee at its January 24, 1995 meeting. Its members are Messrs. Topol, Nadel, Katz and Curtin.


                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning the compensation for services, in all capacities for fiscal 1995, 1994 and 1993, of those persons who were, at the end of the 1995 Fiscal Year, Chief Executive Officer ("CEO") (Daniel R. Martin) and each of the four most highly compensated executive officers of the Company other than the CEO (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                     Long Term Compensation
                                       ----------------------------------      --------------------------------------
                                                                                           Awards            Payouts
                                                                               ---------------------------   --------

                                                                                                                              All
                                                                      Other                                                  Other
                                                                     Annual                                                 Compen-
                                                                     Compen-      Restricted                     LTIP        sation
Name and Principal            Fiscal      Salary        Bonus        sation         Stock         Options      Payouts        (2)
Position                       Year         ($)          ($)         (1)($)       Awards ($)        (#)          ($)          ($)
------------------            ------      -------       ------       -------      -----------     --------     -------     --------
Howard S. Stern,               1995     $250,000        [  ]          None           None         70,000         None      $11,712
Chairman of the                1994      250,000        None          None           None           None         None        9,627
Board                          1993      250,000        None          None           None           None         None        7,712

Daniel R. Martin,              1995     $200,000        [  ]          None           None        110,000         None      $ 8,453
President and                  1994      200,000        None          None           None           None         None        9,150
Chief Executive                1993      200,000        None          None           None         30,000         None       10,347
Officer

George P. Carden,              1995     $186,300        [  ]          None           None         29,000         None      $ 7,330
Senior Vice                    1994      172,125        None          None           None           None         None        7,853
President                      1993      162,000     $13,446          None           None          6,000         None        7,764

Arthur L. Zimmet,              1995     $153,000        [  ]          None           None         38,000         None      $ 7,466
Senior Vice                    1994      153,000        None          None           None           None         None        8,094
President                      1993      153,000     $12,852          None           None          7,000         None        7,954

Dennis J. Curtin,              1995     $144,000        [  ]          None           None         38,000         None      $ 7,027
Vice President                 1994      144,000        None          None           None           None         None        7,660
                               1993      144,000     $12,960          None           None          7,000         None        7,613

----------------

    (1) The Company has concluded that the aggregate amount of perquisites and other personal benefits paid to each of the Named Executive Officers for 1995, 1994 and 1993 did not exceed the lesser of 10% of such officer's total annual salary and bonus for 1995, 1994 or 1993 or $50,000; such amounts are, therefore, not reflected in the table.

    (2) For 1995, 1994 and 1993, represents for each of the Named Executive Officers the amounts contributed by the Company under the Profit-Sharing Plan and, as matching contributions, under the companion 401(k) Plan.

OPTION GRANTS TABLE

    The following table sets forth certain information concerning stock option grants made during the 1995 Fiscal Year to the Named Executive Officers. These grants are also reflected in the Summary Compensation Table. All of the options granted during the 1995 Fiscal Year have an exercise price equal to the fair market value of the Company's Class B Common Stock on the date of grant, and expire in ten years. In accordance with SEC disclosure rules, the hypothetical gains or "option spreads" for each option grant are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of growth are prescribed by the SEC and are for illustrative purposes only; they are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance. The Company did not grant any stock appreciation rights during the 1995 Fiscal Year.

                                Individual Grants
-------------------------------------------------------------------------------------------------------------
                                        Number of           % of Total
                                       Securities            Options
                                       Underlying           Granted to
                                         Options            Employees         Exercise or
                                         Granted            in Fiscal          Base Price          Expiration
         Name                            (#) (1)            Year 1995            ($/Sh)               Date
--------------------------------      ------------         ------------      -------------        -----------
Howard S. Stern.................        70,000(2)               7.6%              $4.75            7/26/04

Daniel R. Martin................       110,000(2)              12.0%              $4.75            7/26/04

George P. Carden................        29,000(2)               3.2%              $4.75            7/26/04

Arthur L. Zimmet................        38,000(2)               4.1%              $4.75            7/26/04

Dennis J. Curtin................        28,000(2)               3.0%              $4.75            7/26/04
                                        10,000(3)               1.1%              $4.00            5/14/05


                                          Potential Realizable Value at Assumed Annual
                                          Rates of Stock Price Appreciation for Option
                                                              Term
                                      ----------------------------------------------------------
                                                 5%                                   10%
                                      ----------------------------    --------------------------

                                           Stock            Potential            Stock          Potential
                                           Price              Value              Price            Value
         Name                              ($/Sh)               $                ($/Sh)             $
---------------------------------        ------------      ------------        ----------      -----------
Howard S. Stern.................           $7.74            $209,300              $12.32        $529,900

Daniel R. Martin................           $7.74            $328,900              $12.32        $832,700

George P. Carden................           $7.74             $86,710              $12.32        $219,530

Arthur L. Zimmet................           $7.74            $113,620              $12.32        $287,660

Dennis J. Curtin................           $7.74             $83,720              $12.32        $211,960
                                           $6.52             $25,200              $10.37         $63,700

------------------

(1) Options are exercisable in Class B Common Stock.

(2) Options are exercisable 50% on July 27, 1995 and 50% on July 27, 1996.

(3) Options are exercisable on May 15, 1996.

FISCAL YEAR-END OPTION VALUE TABLE

    The following table sets forth certain information concerning all exercises of stock options during the 1995 Fiscal Year by the Named Executive Officers and the fiscal year-end value of unexercised stock options on an aggregated basis. No options were exercised by any of the Named Executive Officers during the 1995 Fiscal Year:

                                                                 Value of
                              Number of Securities            Unexercised In-
                              Underlying Unexercised        the-Money Options
                              Options at June 3, 1995        at June 3, 1995
                                     (#)                        ($)(1)
                             ------------------------       --------------------


                                 Exercisable/                 Exercisable/
Name                            Unexercisable (2)            Unexercisable (2)
--------------------------      -----------------           ------------------

Howard S. Stern......                      35,000/                  None/
                                           35,000                   None

Daniel R. Martin.....                     115,000/                  None/
                                           55,000                   None

George P. Carden.....                      20,500/                  None/
                                           14,500                   None

Arthur L. Zimmet.....                      26,000/                  None/
                                           19,000                   None

Dennis J. Curtin.....                      21,000/                  None/
                                           24,000                   $2,500

-----------

(1) Options are "in-the-money" if on June 3, 1995, the market price of the stock exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the stock covered by the options on June 3, 1995 and the aggregate exercise price of such options.

(2) Options granted prior to the Company's recapitalization on October 26, 1992 are exercisable one-half in Class A Common Stock and one-half in Class B Common Stock. Options granted after the recapitalization are exercisable in Class B Common Stock.

EMPLOYMENT CONTRACT

    During 1994, the Company entered into an employment contract with Howard S. Stern. This employment contract is for an initial term of five years and is to be automatically extended for an additional three years if certain contingencies are met. Mr. Stern's compensation, pursuant to his employment contract, for 1995 was $250,000.

           COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE
                                  COMPENSATION

GENERAL

    The  Compensation   Committee   determines  the  cash  and  other  incentive
compensation, if any, to be paid to the Company's executive officers and key employees. Howard S. Stern and Donald A. Meyer are the members of the Compensation Committee and are "disinterested directors" (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

COMPENSATION PHILOSOPHY

    The Compensation Committee's executive compensation philosophy is to base management's pay, in part, on the achievement of the Company's annual and long-term performance goals by (a) setting levels of compensation designed to attract and hold superior executives in a highly competitive business environment, (b) providing incentive compensation that varies directly with the Company's financial performance and individual initiative and achievement contributions to such performance, (c) linking compensation to elements which effect the Company's annual and long-term performance, (d) evaluating the competitiveness of executive compensation programs based upon information drawn from a variety of sources, and (e) establishing salary levels and bonuses intended to be consistent with competitive practice and level of responsibility, with salary increases and bonuses reflecting competitive trends, the overall financial performance of the Company, the performance of the individual executive and the contractual arrangements that may be in effect with the individual executive. Executive compensation consists of base salary, annual performance bonuses, and stock options.

    Section  162(m)  of the  Internal  Revenue  Code of 1986,  as  amended  (the
"Code"), prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based compensation." The Company believes that, subject to stockholder approval of the amendment providing that no recipient of options may be granted options in excess of twenty-five percent (25%) of the maximum number of shares intended to be issued under the 1983 Plan, any compensation received by executive officers in connection with the exercise of options granted under the 1983

Plan will qualify as "performance-based compensation." The Company has not established a policy with respect to Section 162(m) of the Code because the Company has not and does not currently anticipate paying compensation in excess of $1 million per annum to any employee.

BASE SALARIES

    Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies. Annual salary adjustments are determined consistent with the Company's compensation policy by evaluating the competitive marketplace, the performance of the Company, the performance of the executive particularly with respect to the ability to manage growth of the Company, and any increased responsibilities assumed by the executive.

ANNUAL PERFORMANCE BONUSES

    The Company administers an Executive Incentive Bonus Plan (the "Bonus Plan"), under which cash bonuses may be made to the CEO and President, other corporate officers, and certain divisional personnel. The bonus pool is determined at the beginning of each fiscal year based on budgeted earnings for the year. The bonus pool is limited to an aggregate of 10% of the annual pre-tax profit of the Company and its subsidiaries taken as a whole. In general, individual bonus awards under the Bonus Plan are determined as follows:

    o 50% of such individual award is based on the attainment by the Company of certain pre-tax profit level goals which are approved in advance by the Board of Directors ("Profit Objectives");

    o 50% of such individual award is based on the attainment of individual objectives which have been proposed, evaluated, and approved at the beginning of each fiscal year by the Compensation Committee in the case of the CEO and President, and further by Mr. Martin, the President and Chief Executive Officer, in the case of all other participants ("MBO").

    A bonus may be awarded if either the Profit Objective or the individual MBO has been met, as determined by the Compensation Committee in the case of the CEO and President, and by Mr. Martin, in the case of all other participants. The Company awarded bonuses to corporate officers under the plan for the 1995 Fiscal
Year as follows: [                         ]

STOCK OPTION AGREEMENTS

    Long-term compensation awards are granted pursuant to the stockholder approved stock option plans. The use of stock options ensures that the interest of the Company's executive officers are tied to the interest of the Company's stockholders by making a portion of the executive's long-term compensation dependent upon the value created for stockholders. Options are granted at an exercise price equal to the fair market value of the Company's Class B stock on the date of the grant. The Committee considers the amount of stock options previously granted to each officer, as well as the officer's current performance and contribution to the Company when determining the size of an option grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    During the 1995 Fiscal Year, 110,000 options were granted to Mr. Martin. No options previously granted were exercised by the CEO and the President. The base salary for Mr. Martin was not adjusted from its 1994 level. Based upon the reported 1995 Fiscal Year profits of the Company, Mr. Martin did not receive a salary increase or a cash bonus.

COMPENSATION OF DIRECTORS

    Directors, who are not employees of the Company, are entitled to directors fees of $15,000 annually. Directors, who serve on committees of the Company and who are not employees or consultants of the Company, are entitled to a fee of $500 for each committee meeting attended, except that the chairman of a committee is entitled to a fee of $1,000 for each committee meeting attended.

COMMON STOCK PERFORMANCE

    On October 27, 1992 (the "Recapitalization Date"), the Company effected a recapitalization which was accomplished by a one-for-two reverse stock split of the then existing common stock of the Company (the "Old Common Stock"), and the reclassification of the Old Common Stock as voting Class A Common Stock. In addition, a dividend of one share of new non-voting Class B Common Stock was paid on each share of Class A Common Stock.

    The following graph provides a comparison of the cumulative  total return of
(i) the Company's Old Common Stock and its Class A Common Stock after its creation on the Recapitalization Date, (ii) the Class B Common Stock after its creation on the Recapitalization Date, with returns on the Nasdaq Stock Market (U.S.) Index ("NASDAQ") and the Standard and Poors Medical Products and Supplies Index ("S&P Medical"), for the five year period ended May 31, 1995. The total return of the Class A

Common Stock presented in the following graph treats all stock dividends payable in Class B Common Stock as cash dividends and assumes the reinvestment of such dividends in Class A Common Stock. As prescribed by the SEC, the measurements are indexed to a value of $100 at June 1, 1990, and assume all dividends were reinvested.

                              [INSERT GRAPH HERE]






                                                                            Cumulative Total Return
                                                   --------------------------------------------------------------------------------
                                                        5/90          5/91         5/92           5/93           5/94          5/95

E-Z-EM, INC. - CLASS A              EZM.A               100            83           88             67             55            52

E-Z-EM, INC. - CLASS B              EZM.B                                          100            100             74            72

NASDAQ STOCK MARKET-US              INAS                100           114          133            160            169           201

S & P MEDICAL PROD & SUPL           IMDP                100           146          164            133            125           184

(1) As of July 24, 1995 the Company's Common Stock commenced trading on the American Stock Exchange ("AMEX") and ceased trading on NASDAQ.

                              CERTAIN TRANSACTIONS

    A major facility of the Company located in Westbury, New York is owned 27% by Howard S. Stern, 25% by Phillip H. Meyers, M.D., 5% by other employees of the Company and 43% by unrelated parties, which includes a 25% owner who manages the property. Aggregate rentals, including real estate tax payments, were $144,142 during the 1995 Fiscal Year. The lease term expires in June 1996.

    The Company has engaged James L. Katz, a director of the Company, for consulting services. Fees for such services, including fees relating to attendance at directors' meetings, were approximately $99,000 during the 1995 Fiscal Year.

    The Company has engaged Paul S. Echenberg, a director of the Company, both as a consultant and employee. Fees for such services, including fees relating to attendance at directors' meetings, were approximately $165,000 during the 1995 Fiscal Year. The Company has an investment in an entity in which Mr. Echenberg serves as a director.

    The Company has engaged Michael A. Davis, M.D. a recently appointed director
of  the  Company,  for  consulting   services.   Fees  for  such  services  were
approximately $97,000 during the 1995 Fiscal Year.

                      PROPOSAL II--APPROVAL OF THE PROPOSED
                      AMENDMENTS TO THE COMPANY'S RESTATED
                CERTIFICATE OF INCORPORATION TO (A) DECREASE THE
               NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK
               FROM 12,000,000 SHARES TO 6,000,000 SHARES AND (B)
           INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B COMMON
                STOCK FROM 6,000,000 SHARES TO 10,000,000 SHARES

         The Board of Directors has approved amendments to Article Four of the Company's Restated Certificate of Incorporation which would effect a decrease in the number of shares authorized for Class A Common Stock from 12,000,000 shares to 6,000,000 shares and an increase in the number of authorized shares of Class B Common Stock of the Company from 6,000,000 shares to 10,000,000 shares.

         As of the close of business on August 29, 1995, 4,032,532 shares of Class A Common Stock and 4,785,812 shares of Class B Common Stock of the Company were issued and outstanding.

    By lowering the number of authorized shares of Class A Common Stock, the Company will lower its annual franchise tax payment to the State of Delaware. The Company does not believe shares in excess of 6,000,000, of Class A Common Stock are needed to be authorized at this time because the Restated Certificate of Incorporation currently provides that in the event Class B Common Stock converts into Class A Common Stock, the number of authorized shares of Class A Common Stock automatically increases by such amount.

         The availability of additional shares of Class B Common Stock for issue, without the delay and expense of obtaining the approval of the stockholders at a meeting, will afford the Company greater flexibility in acting upon transactions proposed in the future. Currently, the Company does not have a sufficient number of Class B Common Stock authorized in the event that all outstanding options to purchase Class B Common Stock were exercised. Other than upon the exercise of options under the 1983 Plan, the 1984 Plan, and the Company's 1985 Employee Stock Purchase Plan the Company has no current plans or intentions to issue any of such newly authorized shares.

         The additional shares of Class B Common Stock for which authorization is sought would be identical to the shares of Class B Common Stock of the Company now authorized. There are no preemptive rights to subscribe to additional securities which may be issued by the Company.

         The First Paragraph of Article 4 of the Restated Certificate of Incorporation of the Company is hereby amended to read in its entirety as follows:

         "4. Authorized Capital. The total number of shares of all classes of capital stock that the Company shall have authority to issue shall be 17,000,000, consisting of 1,000,000 shares of preferred stock, $.10 par value per share ("Preferred Stock"), and 16,000,000 shares of common stock, consisting of 6,000,000 shares of Class A Common Stock, $.10 par value per share ("Class A Common Stock") and 10,000,000 shares of Class B Common Stock, $.10 par value per share ("Class B Common Stock" and together with the Class A Common Stock, "Common Stock")."

         If the proposed amendments are approved, a Certificate of Amendment amending the Restated Certificate of Incorporation will be filed with the office of the Secretary of State of the State of Delaware as promptly as practicable thereafter and the name change, the decrease in the authorized shares of the Company's Class A Common Stock and the increase in the authorized shares of the Company's Class B Common Stock would become effective on the date of such filing.

REQUIRED VOTE

    The affirmative vote of the holders of sixty-six percent of all outstanding shares of Class A Common Stock entitled to vote at a meeting of stockholders, in person or by proxy, is required for approval of the proposed amendments to the Company's Restated Certificate of Incorporation. Broker non-votes and proxy cards marked "abstain" with respect to this proposal will be counted towards a quorum. However, since the proposal requires the approval of sixty-six percent of all outstanding shares of Class A Common Stock entitled to vote at a meeting of stockholders, abstentions and broker non-votes will be treated as a vote against this proposal.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                      PROPOSAL III - AMENDMENTS TO THE 1983
                                STOCK OPTION PLAN

         The Board of Directors proposes that the Stockholders approve an amendment to the 1983 Plan to (i) extend the term of the 1983 Plan an additional ten years or until December 30, 2005; (ii) approve an increase in the number of authorized shares received for issuance pursuant to the 1983 Plan from 1,500,000 shares of Common Stock to 1,600,000 shares of Common Stock; and (iii) provide that no recipient of options may be granted options in excess of twenty-five percent (25%) of the maximum number of shares to be issued under the 1983 Plan (as specified in the 1983 Plan).

         Pursuant to the 1983 Plan, both incentive and non-qualified options may be granted to key employees of the Company or any subsidiary of the Company. As of the Record Date, options to purchase 27,412 shares of Class A Common Stock and 1,165,498 shares of Class B Common Stock were outstanding under the 1983 Plan, and an aggregate of 227,257 options had been exercised. Options to purchase shares of Common Stock have been granted and are outstanding pursuant to the 1983 Plan to (i) Howard S. Stern, (ii) Daniel R. Martin, (iii) George P. Carden, (iv) Arthur L. Zimmet, (v) Dennis J. Curtin, and (vi) all employees, including all current officers who are not executive officers, as a group, as follows (options to purchase shares of Common Stock have not been granted to any Directors who are not executive officers of the Company pursuant to the 1983
Plan):

                                                               Number of Options
Name and Position                                                   (#)(1)(2)
-----------------                                              -----------------

Howard S. Stern, Chairman of the Board...............                70,000

Daniel R. Martin, President and Chief Executive
Officer..............................................               170,000

George P. Carden, Senior Vice President..............                35,000

Arthur L. Zimmet, Senior Vice President..............                45,000

Dennis J. Curtin, Vice President.....................                45,000

Non-Executive Officer Employee Group.................               559,910


(1) On August 29, 1995, the last reported sales price of the Company's Class B Common Stock as reported on AMEX was $________ per share.

(2) Information contained in this table is duplicative of information contained in "Executive Compensation" and does not signify additional grants of options to purchase shares of Common Stock.

         The Board of Directors believes it is in the Company's and its Stockholders' best interests to approve the amendments because they would (i) allow the Company to continue to grant options under the 1983 Plan which facilitates the benefits of the additional incentive inherent in the ownership of the Company's stock by key employees of the Company and helps the Company attract and retain the services of key employees and (ii) enable compensation received under the 1983 Plan to qualify as "performance based" for purposes of
Section 162(m). In addition, options may be granted in connection with future acquisitions, if any, of the Company.

         The proposed amendments are as follows:

         Article 4 of the Company's 1983 Stock Option Plan is hereby amended to read in its entirety as follows:

         "4. STOCK SUBJECT TO THE 1983 PLAN. Not more than 1,600,000 Shares in the aggregate may be issued pursuant to the 1983 Plan upon exercise of Options. If an Option terminates without having been exercised in whole or part, other Options may be granted covering the Shares as to which the Option was not exercised. Notwithstanding anything contained in the 1983 Plan to the contrary, no recipient of Options may be granted options to purchase in excess of twenty-five percent (25%) of the maximum number of Shares authorized to be issued under the 1983 Plan.

         The First Paragraph of Article 8 of the Company's 1983 Stock Option Plan is hereby amended to read in its entirety as follows:

         "8. OPTION AGREEMENTS AND TERMS. All options shall be granted within ten years of December 31, 1995 and be evidenced by option agreements that shall be executed on behalf of the Parent Company and by the respective Optionees. The terms of each such agreement shall be determined from time to time by the Committee consistent, however, with the following:"

ADMINISTRATION

         The 1983 Plan is administered by the Company's Compensation Committee which consists of two members of the Board of Directors of the Company. The members of the Compensation Committee are appointed by the Board of Directors and serve at the pleasure of the Board of Directors. The Compensation Committee selects key employees who will be granted options under the 1983 Plan and, subject to the provisions of the 1983 Plan, determines the terms and conditions and number of shares subject to each option. The Compensation Committee also makes any other determinations necessary or advisable for the administration of the 1983 Plan. Determinations by the Compensation Committee are final and conclusive. Grants of options and other decisions of the Compensation Committee are not required to be made on a uniform basis.

DESCRIPTION OF OPTIONS

         Upon the grant of an option to a key employee, the Compensation Committee will fix the number of shares that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased. Options granted prior to and exercised on or after October 26, 1992 are exercisable for shares consisting of half Class A Common Stock and half Class B Common Stock. Options granted on or after October 26, 1992 are exercisable for shares of Class B Common Stock only. The option price for stock options is determined by the Compensation Committee but shall not be less than 100% of the "fair market value" of the shares of Common Stock at the time the option is granted; provided, however, that with respect to an incentive stock option in the case of an optionee, who, at the time such option is granted, owns more than 10% of the voting stock of the Company or its subsidiaries, the purchase price per share shall be at least 110% of the fair market value. "Fair market value" is deemed to be the closing sales price of Common Stock on such date on AMEX, or, if the Common Stock is not listed on AMEX, in the principal market in which the Common Stock is traded.

VOTE REQUIRED

         The approval of the amendments to the 1983 Plan requires the affirmative vote of a majority of the votes cast by all Stockholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSAL TO AMEND THE 1983 PLAN.

                      PROPOSAL IV - AMENDMENTS TO THE 1984
                   DIRECTORS AND CONSULTANTS STOCK OPTION PLAN

         The Board of Directors proposes that the Stockholders approve an amendment to the 1984 Plan (i) to extend the term of the 1984 Plan an additional ten years or until December 31, 2005 (prior to amendment the 1984 Plan will expire on December 30, 1995); (ii) to increase the number of shares reserved for issuance pursuant to the exercise of options granted under the 1984 Plan from 300,000 shares of Common Stock to 400,000 shares; and (iii) provide that no recipient of options may be granted options in excess of twenty-five (25%) of the maximum number of shares intended to be issued under the 1984 Plan (as specified in the 1984 Plan).

         Pursuant to the 1984 Plan, options may be granted to directors and consultants of the Company or any subsidiary of the Company. As of the Record Date, options to purchase 23,625 shares of Class A Common Stock and 206,625 shares of Class B Common Stock were outstanding under the 1984 Plan, 40,000 options had been exercised. Options to purchase shares of Common Stock have been granted pursuant to the 1984 Plan to as follows:

                                                             Number of Options
Name and Position                                                    (#)(1)
-----------------                                        -----------------------

Michael A. Davis, M.D...................                           35,000

Paul S. Echenberg.......................                           68,000

James L. Katz...........................                           38,000

Donald A. Meyer.........................                            8,000

Irwin H. Nadel..........................                            8,000

Robert M. Topol.........................                           38,000


(1) On August 29, 1995, the last reported sales price of the Company's Class B Common Stock as reported on the AMEX was $________ per share.

         The Board of Directors believes it is in the Company's and its Stockholders' best interests to approve the amendments because they would allow the Company to continue to grant options under the 1984 Plan which facilitates the benefits of the additional incentive inherent in the ownership of the Company's stock by valued directors and consultants of the Company and helps the Company attract and retain the services of directors and consultants. In addition, options may be granted in connection with future acquisitions, if any, of the Company.

         The proposed amendments are as follows:

         Article 4 of the Company's 1984 Directors and Consultants Stock Option Plan is hereby amended to read in its entirety as follows:

         "4. STOCK SUBJECT TO THE 1984 PLAN. Not more than 400,000 Shares in the aggregate may be issued pursuant to the 1984 Plan upon exercise of Options. If an Option terminates without having been exercised in whole or part, other Options may be granted covering the Shares as to which the Option was not exercised. Notwithstanding anything contained in the 1984 Plan to the contrary, no recipient of Options may be granted options to purchase in excess of twenty-five percent (25%) of the maximum number of Shares authorized to be issued under the 1984 Plan."


         The First Paragraph of Article 9 of the Company's 1984 Plan is hereby amended to read in its entirety as follows:

         "9. OPTION AGREEMENTS AND TERMS. All options shall be granted within ten years of December 30, 1995 and be evidenced by option agreements that shall be executed on behalf of the Parent Company and by the respective Optionees. The terms of each such agreement shall be determined from time to time by the Committee consistent, however, with the following:"

ADMINISTRATION

         The 1984 Plan is administered by the Company's Compensation Committee which consists of two members of the Board of Directors of the Company. The members of the Compensation Committee are appointed by the Board of Directors and serve at the pleasure of the Board of Directors. The Compensation Committee selects directors or consultants who will be granted options under the 1984 Plan and, subject to the provisions of the 1984 Plan, determines the terms and conditions and number of shares subject to each option. The Compensation Committee also makes any other determinations necessary or advisable for the administration of the 1984 Plan. Determinations by the Compensation Committee are final and conclusive. Grants of options and other decisions of the Compensation Committee are not required to be made on a uniform basis.

DESCRIPTION OF OPTIONS

         Upon the grant of an option to directors or consultants, the Compensation Committee will fix the number of shares that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased. Options granted prior to and exercised on or after October 26, 1992 are exercisable for shares consisting of half Class A Common Stock and half Class B Common Stock. Options granted on or after October 26, 1992 are exercisable for shares of Class B Common Stock only. The option price for stock options is determined by the Compensation Committee but shall not be less than 100% of the "fair market value" of the shares of Common Stock at the time the option is granted; provided, however, that with respect to an incentive stock option in the case of an optionee, who, at the time such option is granted, owns more than 10% of the voting stock of the Company or its subsidiaries, the purchase price per share shall be at least 110% of the fair market value. "Fair market value" is deemed to be the closing sales price of Common Stock on such date on AMEX, or, if the Common Stock is not listed on AMEX, in the principal market in which the Common Stock is traded.

VOTE REQUIRED

         The approval of the amendments to the 1984 Plan requires the affirmative vote of a majority of the votes cast by all Stockholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSAL TO AMEND THE 1984 PLAN.

                   PROPOSAL V--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

    The Board of Directors appointed Grant Thornton LLP, certified public accountants, as the Company's independent auditors for the 1996 Fiscal Year. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Grant Thornton LLP be submitted to the Stockholders for ratification due to the significance of their appointment to the Company. If the Stockholders do not ratify the appointment of Grant Thornton LLP, the Board of Directors will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by all Stockholders represented and entitled to vote thereon.

    The Company's auditors for the 1995 Fiscal Year were Grant Thornton LLP. The approval of the proposal to ratify the appointment of Grant Thornton LLP requires  the  affirmative  vote  of  a  majority  of  the  votes  cast  by  all shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

RECOMMENDATION

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1996 FISCAL YEAR.

                                  ANNUAL REPORT

    All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1995 Annual Report for the 1995 Fiscal Year.

    ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE 1995 FISCAL YEAR (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO STOCKHOLDER INFORMATION, E-Z- EM, INC., 717 MAIN STREET, WESTBURY, NEW YORK 11590-5021.

                              STOCKHOLDER PROPOSALS

    In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than May 12, 1996.

                                  OTHER MATTERS

    As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.


                                                             W. PHILIP VAN KIRK
                                                             Secretary

September 12, 1995

                           PRELIMINARY PROXY MATERIAL

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   E-Z-EM,INC.

                      Proxy--Annual Meeting of Stockholders
                                October 12, 1995

         The undersigned, a stockholder of Class A Common Stock, $.10 par value (the "Class A Common Stock") of E-Z-EM, Inc., a Delaware corporation (the "Company"), does hereby appoint Howard S. Stern and Phillip H. Meyers, M.D., and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Class A Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1995 Annual Meeting of Stockholders of the Company to be held at the Milleridge Inn in Jericho, New York, on Thursday, October 12, 1995, at 11:00 a.m., Local Time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.  ELECTION OF DIRECTORS

The election of the following directors: Paul S. Echenberg, Donald A. Meyer and Robert M. Topol to serve as Class II directors of the Company until the 1998 Annual Meeting of Stockholders and Michael A. Davis, M.D. to serve as a Class I director until the 1997 Annual Meeting of Stockholders and, in each case until their successors have been duly elected and qualified.

                                                     TO WITHHOLD AUTHORITY
                           WITHHOLD                  TO VOTE FOR ANY NOMINEE(S),
    FOR ___                  VOTE   ___              PRINT NAME(S) BELOW

                                                     ---------------------------


2. INCREASE IN AUTHORIZED CLASS B COMMON STOCK AND DECREASE IN AUTHORIZED CLASS A COMMON STOCK

To approve amendments to the Company's Restated Certificate of Incorporation to approve a decrease in the number of authorized shares of Class A Common Stock of the Company from 12,000,000 to 6,000,000 and an increase in the number of authorized shares of Class B Common Stock, $.10 par value, of the Company (the "Class B Common Stock") from 6,000,000 shares to 10,000,000 shares.


          ______  FOR   _____  AGAINST    _____  ABSTAIN

3.  AMENDMENT OF 1983 PLAN

         To amend the Company's 1983 Stock Option Plan (the "1983 Plan") to (i) extend the term of the 1983 Plan; (ii) approve an increase in the number of authorized shares of Common Stock reserved for issuance pursuant to the 1983 Plan from 1,500,000 shares to 1,600,000 shares and (iii) provide that no recipient of options may be granted options in excess of twenty-five percent (25%) of the maximum number of shares authorized to be issued under the 1983 Plan.


          ______  FOR   _____  AGAINST    _____  ABSTAIN

4.  AMENDMENT OF 1984 PLAN

         To amend the Company's 1984 Directors and Consultants Stock Option Plan (the "1984 Plan") to (i) extend the term of the 1984 Plan; (ii) approve an increase in the number of authorized shares of Common Stock reserved for issuance pursuant to the 1984 Plan, from 300,000 shares to 400,000 shares and
(iii) provide that no recipient of options may be granted in ezcess of twenty-five percent (25%) of the maximun number of shares authorized to be issued under the 1984 Plan.

5.  RATIFICATION OF APPOINTMENT OF AUDITORS

To ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the 1996 Fiscal Year.


          ______  FOR   _____  AGAINST    _____  ABSTAIN


6.  DISCRETIONARY AUTHORITY

To vote with discretionary authority with respect to all other matters which may come before the Meeting.

          ______  FOR   _____  AGAINST    _____  ABSTAIN

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT DIRECTORS, TO APPROVE AMENDMENTS TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, TO APPROVE AMENDMENTS TO THE COMPANY'S 1983 PLAN AND 1984 PLAN AND TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

    The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated September 12, 1995, and a copy of either the Company's Annual Report or Annual Report on Form 10-K for the 1995 Fiscal Year.

Dated _______________________ 1995

_____________________________ (L.S.)


    I will ____ will not ____ attend the lunch immediately following the Meeting.